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
        COMMON STOCK                                                    COMMON STOCK

          NUMBER                                                           SHARES

  USL                                    [LOGO]

INCORPORATED UNDER THE LAWS OF                                         SEE REVERSE FOR
   THE STATE OF DELAWARE               US LIQUIDS                    CERTAIN DEFINITIONS

                                                                      CUSIP 902974 10 4

THIS CERTIFIES THAT




IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                                   US LIQUIDS INC.

transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation, as amended or restated (copies of which are on file with the Corporation and the Transfer Agent), to all of which the holder hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                    [SEAL]
                                      US LIQUIDS INC.
                                         CORPORATE
Earl J. Blackwell                           SEAL                    W. Gregory Orr
  Chief Financial Officer and             DELAWARE                             President
                    Secretary

COUNTERSIGNED AND REGISTERED:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                          (NEW YORK, NEW YORK)
                                                            TRANSFER AGENT
                                                             AND REGISTRAR

BY                                                    AUTHORIZED SIGNATURE

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                                        U S LIQUIDS INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT
OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL
RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS. LIMITATIONS OR RESTRICTIONS
OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE
CORPORATION.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM- as tenants in common               UNIF TRANS MIN ACT-              Custodian
TEN ENT- as tenants by the entireties                           ------------           -------------
 JT TEN- as joint tenants with                                     (Cust)                 (Minor)
         right of survivorship and                                  under Uniform Transfers to Minors
         not as tenants in common                                  Act
                                                                       -----------------------------
                                                                                 (State)
             Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    ----------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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----------------------------------------------------------------------------------------------------
                       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------------------------------- SHARES
OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND
APPOINT
        --------------------------------------------------------------------------------------------
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF
SUBSTITUTION IN THE PREMISES.

DATED
      ---------------------------
                                       X
                                         -----------------------------------------------------------
                                       X
                                         -----------------------------------------------------------
                                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                       WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE
                                       IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                       CHANGE WHATSOEVER.




             SIGNATURE(S) GUARANTEED:
                                       -------------------------------------------------------------
                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
                                       INSTITUTION. (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                       AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


   NORTHERN BANK NOTE COMPANY
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